ACACIA CAPITAL CORPORATION
              --CALVERT RESPONSIBLY INVESTED BOND PORTFOLIO
                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814
                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON February 16, 1996

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Calvert Responsibly Invested ("CRI") Bond
Portfolio (the "Bond Portfolio") of Acacia Capital Corporation (the "Company") will be held at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on February 16, 1996 at 10:00 a.m., Eastern Time, for the following purposes:

         1. To consider and act upon an amendment to the Company's Articles of Incorporation to, in effect, combine the Bond Portfolio into the Company's existing CRI Balanced Portfolio (the "Balanced Portfolio") by a reclassification of Bond Portfolio shares. A vote in favor of the proposed amendment is a vote in favor of the elimination of the Bond Portfolio; and

         2. To transact any other business which may properly come before the Meeting or any adjournments thereof.

         The Directors of the Company have fixed the close of business on December 18, 1995 as the record date for the determination of shareholders of the Bond Portfolio entitled to notice of and to vote at the Meeting and any adjournment thereof.

         IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED VOTING INSTRUCTION FORM WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By Order of the Board of Directors

                                          William M. Tartikoff, Esq.
                                          Secretary

December 30, 1995


              INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTION FORM


         The following general rules for signing voting instruction forms may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instruction form.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the voting instruction form.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:



REGISTRATION                                       VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                      ABC Corp.
(2) ABC Corp.                                      John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer                            John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                           Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.                           John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Jr.                             John B. Smith, Jr., Executor

          PROSPECTUS/PROXY STATEMENT DATED December 30, 1995

               CALVERT RESPONSIBLY INVESTED BOND PORTFOLIO
                        ACACIA CAPITAL CORPORATION
                          4550 MONTGOMERY AVENUE
                               SUITE 1000N
                         BETHESDA, MARYLAND 20814

         This Prospectus/Proxy Statement is being furnished to shareholders of the Calvert Responsibly Invested ("CRI") Bond Portfolio (the "Bond Portfolio") of Acacia Capital Corporation (the "Company"), in connection with a proposed amendment to the Company's Articles of Incorporation that would, in effect, combine the Bond Portfolio into the Company's existing CRI Balanced Portfolio (the "Balanced Portfolio") (the "Proposed Merger"). The Proposed Merger would be accomplished by a reclassification of shares and tax-free transfer of all assets and liabilities of the Bond Portfolio in exchange for shares of the Balanced Portfolio. As a result of the Proposed Merger, shareholders of the Bond Portfolio would exchange their shares and become shareholders of the Balanced Portfolio and the Bond Portfolio would be eliminated. Each Portfolio will pay its respective expenses attributable to the Proposed Merger.

         The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of 7 portfolios, each with a different investment objective. The Bond Portfolio and the Balanced Portfolio have different investment objectives, policies and restrictions. The Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments, including repurchase agreements secured by such instruments, selected with a concern for the investment and social impact of each investment. The Balanced Portfolio, unlike the Bond Portfolio, is non-diversified.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Balanced Portfolio that shareholders of the Bond Portfolio should know before voting on the Proposed Merger. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 1, 1995, relating to this Prospectus/Proxy Statement and the Proposed Merger, incorporating by reference the financial statements of the Balanced Portfolio and the Bond Portfolio (each a "Portfolio" and together, the "Portfolios"), dated December 31, 1994 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling toll-free 1-800-368-2748.


         The Prospectus of the CRI Balanced Portfolio of the Company, dated May 1, 1995, and the Company's Annual Report for such CRI Portfolio for the fiscal year ended December 31, 1994 are incorporated herein by reference in their entirety, insofar as they relate to the Balanced Portfolio only, and not to any other portfolios described therein.

         Included as Exhibit A to this Prospectus/Proxy Statement is a copy of the Plan of Reclassification (the "Plan") and included as Exhibit B to this Prospectus/Proxy Statement is the form of amendment to the Company's Articles of Incorporation to be filed with the State of Maryland if shareholders of the Bond Portfolio approve the Plan.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF OR ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                                TABLE OF CONTENTS

VOTING INFORMATION...............................................

SUMMARY..........................................................
         THE COMPANY.................................................
         THE PROPOSED MERGER........................................
         TAX CONSEQUENCES............................................
         INVESTMENT OBJECTIVES AND POLICIES OF THE BALANCED PORTFOLIO
         AND THE BOND PORTFOLIO......................................
         MANAGEMENT OF THE PORTFOLIOS...............................
         INVESTMENT ADVISORS AND SUBADVISORS.............
         PORTFOLIO MANAGEMENT........................................
         DISTRIBUTION OF SHARES......................................
         PURCHASE AND REDEMPTION PROCEDURES..........................
         DIVIDENDS AND DISTRIBUTIONS.................................

FINANCIAL HIGHLIGHTS.............................................

PRINCIPAL RISKS..................................................

INFORMATION ABOUT THE PROPOSED MERGER............................
         DESCRIPTION OF THE MERGER...................................
         REASONS FOR THE PROPOSED MERGER.............................

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................

PERFORMANCE INFORMATION

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................
         FORM OF ORGANIZATION........................................
         CAPITALIZATION..............................................

SHAREHOLDER MEETINGS AND VOTING RIGHTS..........................
         LIQUIDATION OR DISSOLUTION..................................
                  RIGHTS OF INSPECTION...................................

ADDITIONAL INFORMATION...........................................

FINANCIAL STATEMENTS AND EXPERTS.................................

LEGAL MATTERS....................................................

OTHER BUSINESS...................................................

                               VOTING INFORMATION

         This Prospectus/Proxy Statement solicits the accompanying voting instructions ("Proxy") on behalf of the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Bond Portfolio to be held February 16, 1996 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"). The Bond Portfolio will bear all expenses in connection with the solicitation of Proxies. Employees of Calvert Asset Management Company, Inc. ("CAMCO"), the Portfolios' investment advisor, and Providian Life and Health Insurance Company ("Providian") will solicit Proxies. The solicitation will be by mail and may also be by telephone, telegram or personal interview.


Outstanding Shares and Voting Requirements


         The Board of Directors of the Company has fixed the close of business on December 18, 1995 as the record date (the "Record
Date") for determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. All outstanding shares of the Bond Portfolio are owned of record by Providian Separate
Account V, which is registered with the Securities and Exchange Commission (the "SEC"), (the "Separate Account"), to fund variable annuity contracts (the "contracts") issued by Providian.

         Approval of the Proposed Merger requires the affirmative vote of the holders of at least a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the interest of the Bond Portfolio shares entitled to vote.

         Providian holds through its Separate Account all of the Bond Portfolio shares entitled to vote. Providian will attend the Meeting and vote the Bond Portfolio shares held by its Separate Account in accordance with instructions received from contract owners having values allocated to the Bond Portfolio, as provided in the contracts. Providian will vote Bond Portfolio shares for which no instructions are received in the same proportion as to which instructions are received with respect to Separate Account.

         Each contract participant (other than participants under contracts issued in connection with non-qualified and unfunded deferred compensation plans or contracts issued in connection with a deferred compensation plan) has the right to give instructions as to how shares of the Bond Portfolio attributable to the participant's account should be voted, notwithstanding that the contract owner may be the participant's employer. Contract owners will instruct the Separate Account in accordance with such instructions. Fractional shares also will be voted in accordance with instructions received. A contract owner or participant who has given voting instructions may revoke such voting instructions only through the Separate Account prior to the Meeting date. There are no appraisal rights.

         The number of Bond Portfolio shares deemed attributable to a participant's account prior to the annuity date and during the lifetime of the annuitant will be determined on the basis of the value of accumulation units credited to the participant's account as of the Record Date. On or after the annuity date or after the death of the participant, the number of Bond Portfolio shares deemed attributable to the participant's account will be based on the liability for future variable annuity payments to the payee under the contract as of the Record Date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed investment rate used in determining the number of annuity units credited to the participant's account and the applicable annuity unit value on the Record Date.


         As of the close of business on the Record Date, there were outstanding 209,179.316 shares of common stock of the Bond Portfolio. Each share is entitled to one vote. To the Company's knowledge no person owns annuity contracts or interests therein entitling that person to give voting instructions regarding five percent or more of the total outstanding shares of the Bond Portfolio.


         Directors and officers of the Company as a group own annuity contracts or interests therein entitling them to give voting instructions regarding less than one percent of the total outstanding shares of the Bond Portfolio.


         The cost of this proxy solicitation, including the printing and mailing of the proxy materials, will be borne by the Bond Portfolio. A proxy may be revoked at any time before or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary of the company, located at 4550 Montgomery Ave., Suite 1000N, Bethesda, MD 20814. This Prospectus/Proxy Statement was first mailed to contract owners on or about December 30, 1995.
If you have any questions about the proposed merger, please call 1-800-866-6007.

                                     SUMMARY




THE COMPANY

         The Bond Portfolio and the Balanced Portfolio are each a series of the Company, an open-end management investment company organized as a Maryland corporation on December 22, 1982. The Company currently consists of seven separate investment portfolios, each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. By investing in a portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that portfolio. Each portfolio is governed by the Company's Articles of Incorporation, its Bylaws and applicable Maryland law.

THE PROPOSED MERGER

         The Board of Directors of the Company has approved a Plan of Reclassification (the "Plan") providing for the Company to amend its Articles of Incorporation, subject to the approval of the shareholders of the Bond Portfolio, to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as CRI Bond Portfolio into the class of the Company's common stock currently designated as CRI Balanced Portfolio. In effect, shareholders of the Bond Portfolio would exchange their shares for shares of the Balanced Portfolio and the Bond Portfolio would be eliminated.


         The Plan contemplates a Proposed Merger in which shares of the Bond Portfolio will be reclassified and the Bond Portfolio will transfer all of its assets and liabilities to the Balanced Portfolio in exchange for shares of the Balanced Portfolio. The number of shares of the Balanced Portfolio to be issued to the Bond Portfolio will be determined on the basis of the relative net asset values of the Bond Portfolio and the Balanced Portfolio calculated as of the close of business on the business day immediately preceding the effective date of the Proposed Merger, currently scheduled for February 26, 1996. The Bond
Portfolio will then distribute the Balanced Portfolio shares it receives to Bond Portfolio shareholders in exchange for their Bond Portfolio shares, on a pro-rata basis.


         The Directors of the Company, including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Proposed Merger would be in the best interests of shareholders of the Bond Portfolio and that the interests of the shareholders of the Bond Portfolio and the Balanced Portfolio will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the BOND Portfolio's shareholders. THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL BY SHAREHOLDERS OF THE BOND PORTFOLIO OF THE PLAN EFFECTING THE PROPOSED MERGER.

         If the shareholders of the Bond Portfolio do not vote to approve the Proposed Merger, the Directors of the Company will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES


         The completion of the Proposed Merger is contingent upon the receipt by the Company of an opinion of outside tax counsel to the effect that the Proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Proposed Merger will not result in the recognition, for federal income tax purposes, of any gain or loss to the Bond Portfolio or its shareholders, the aggregate tax basis of the shares of the Balanced Portfolio received by shareholders of the Bond Portfolio will be the same as the tax basis of those shareholders' Bond Portfolio shares and the aggregate tax basis of the assets of the Bond Portfolio in the hands of the Balanced Portfolio will be the same as the tax basis of such assets in the hands of the Bond Portfolio prior to the Proposed Merger. In addition, the Proposed Merger will not result in the recognition of any gain or loss to contract owners.


INVESTMENT OBJECTIVES AND POLICIES OF THE BALANCED PORTFOLIO AND THE BOND PORTFOLIO

         The Balanced Portfolio. The Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment. It is not the policy of the Balanced Portfolio to take risks to obtain speculatively or aggressively high returns. There is no predetermined percentage of assets allocated to stocks, bonds or money market instruments, although, as an operating policy, the Balanced Portfolio will have at least 25% of its assets in fixed income senior securities. Fixed-income investments are selected by the Advisor Calvert Asset Management Company, Inc. ("CAM" or "Advisor"). The Balanced Portfolio's Subadvisor, NCM Capital Management Group, Inc. ("NCM"), selects equity investments for the portfolio, subject to direction and control by the Portfolio's Advisor and the Board of Directors of the Company. CAM and NCM determine the mix for the Balanced Portfolio depending on their view of market conditions and the economic outlook.


         The Balanced Portfolio may purchase both common and preferred stock. For its fixed-income investments, the Portfolio normally invests in bonds which are considered investment grade, including bonds which are direct or indirect obligations of the U.S. Government, or which at the date of investment are rated AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A, or Baa by Moody's Investors Service
Inc. ("Moody's"). Bonds rated Baa or BBB are considered medium grade obligations and possess speculative characteristics. The Portfolio may purchase lower-rated obligations but no more than 20% of its assets may be invested in obligations rated lower than B. The Portfolio may purchase without limitation bonds which are unrated but of comparable quality to bonds rated B or better as determined by the Advisors under the supervision of the Board of Directors. See the Company's CRI Statement of Additional Information for additional information concerning bond ratings. The Balanced Portfolio may invest in foreign securities, including emerging markets, to a limited extent.


         The Bond Portfolio. The Bond Portfolio seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital though investment in bonds and other straight debt securities, selected pursuant to the Portfolio's investment and social criteria. The Bond Portfolio is neither speculative nor conservative in its investment policies and will take reasonable risks in seeking to achieve its investment objective of current income and preservation of capital. Debt securities may be long-term, intermediate-term, short-term, or any combination thereof, depending on the Advisors' evaluation of current and anticipated market patterns and trends; the Advisors expect that the Bond Portfolio's average weighted maturity will range between 5 and 20 years. The value of the Portfolio generally will vary inversely with changes in interest rates.


         In seeking to achieve these objectives, it is anticipated that under normal conditions the Bond Portfolio will invest at least 80% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as determined by a nationally recognized rating service such as S&P or Moody's; obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; or cash and cash equivalents. Up to 20% of the Portfolio's total assets may be invested in straight debt securities which are not rated within the four highest grades as described above (including unrated securities), in convertible debt securities, convertible preferred and preferred stocks, or other securities. The Bond Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities.


MANAGEMENT OF THE PORTFOLIOS

         The overall management of the Company and the Portfolios is the responsibility of, and is supervised by, the Board of Directors of the Company.

INVESTMENT ADVISORS AND SUBADVISORS


         Calvert Asset Management Company, Inc. ("CAM"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the investment advisor to both Portfolios. CAM is a wholly-owned subsidiary of The Calvert Group, Ltd., of the same address, which is in turn an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company, 51 Louisiana Avenue, N.W., Washington, D.C. 20001. As of October 31, 1995, CAM had assets under management and administration in excess of $4.9 billion. Pursuant to its investment advisory agreement with the Company, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall management of the business affairs of each Portfolio, subject to the direction and authority of the Company's Board of Directors. CAM also serves as investment advisor to seven other registered investment companies in the Calvert Group of
Funds: First Variable Rate Fund for Government Income, Calvert Cash Reserves (doing business as Money Management Plus), Calvert Social Investment Fund, Calvert Tax-Free Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., and Calvert World Values Fund, Inc. CAM has retained certain investment Subadvisors ("Subadvisors") for the Portfolios.


The Balanced Portfolio


         The Subadvisor to the Balanced Portfolio is NCM Capital
Management Group, Inc. ("NCM") located at 103 W. Main Street., Durham, NC 27701. Pursuant to its Investment Sub-Advisory Agreement with the Investment Advisor, NCM manages the equity portion of the portfolio selections for the Balanced Portfolio. NCM was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by Mr.
Sloan's ancestors in 1898 and is one of the oldest and largest minority-owned financial institutions in the country. NCM has been an employee-owned subsidiary of Sloan Financial Group since 1991. Sloan
Financial Group is controlled by Mr. Sloan and Justin F. Beckett,
Executive Vice President and a Director of NCM. NCM is one of the largest minority-owned investment management firms in the country, and provides products in equity, fixed-incomed and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals. NCM has served as Subadvisor to the Balanced Portfolio since February 1995.


         Wendell E. Mackey, Vice President of NCM, is the portfolio manager with respect to the Portfolio's equity investments. Mr. Mackey earned his B.B.A. degree from Howard University, and his M.M. degree from Kellogg Graduate School of Management at Northwestern University. He subsequently worked with several securities firms before joining NCM as an equity portfolio manager in 1993. He has managed the Balanced Portfolio since February 1995.



         Fixed-income Investment selections for the Portfolio are made by Stephen N. Van Order. Mr. Van Order joined Calvert Group in October 1992 as the head of the trading desk. He oversees the day-to-day investments and operations of the department and participates in setting market and portfolio strategy. Previously, Mr. Van Order was Director of Long Term Funding at Federal National Mortgage Association (Fannie Mae). In his former capacity, Mr. Van Order was responsible for Fannie Mae's long term borrowing programs, hedging programs and debt marketing program. He has managed the Portfolio's fixed income investments since December 1995.


The Bond Portfolio


         The Subadvisor to the Bond Portfolio is United States Trust
Company of Boston ("US Trust") Address. US Trust is a wholly-owned subsidiary of UST Corporation, a Massachusetts bank holding company. The address of UST Corporation is 30 court Street Boston, MA 02108. The individual portfolio manager responsible for the Bond Portfolio is Cheryl Smith, Vice President of US Trust. Ms. Smith joined US Trust in 1992. In addition to the management of the Bond Portfolio, her duties at US Trust include management of institutional and individual client investment portfolios and integration of client social criteria into the portfolio management process. She served as Vice President of Franklin Research & Development from 1987 to 1992. Ms. Smith has managed the Bond Portfolio since August
1994. She is a Chartered Financial Analyst and holds a Ph.D. in Economics from Yale University.


Fees

         For its services, CAM, as the Portfolios' investment advisor, is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive an annual base fee, paid monthly, of 0.65% of average daily net assets of the Bond Portfolio and 0.70% of the average daily net assets of the Balanced Portfolio.

  CAM will pay the Subadvisor of the Balanced Portfolio an annual base fee of 0.25% of one-half of the Balanced Portfolio's average daily net assets. In addition, under the circumstances described below, CAM and NCM, as the Advisor and Subadvisor, respectively, to the Balanced Portfolio may earn (or have their respective fees reduced by) performance fee adjustments based on the extent to which performance of the Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index. The specific adjustments are as follows:

The Balanced Portfolio: CAM's Performance Fee Adjustment

         Performance versus the                 Performance Fee
         Lipper Balanced Funds Index            Adjustment

         6% to less than 12%                    0.05%
         12% to less than 18%                   0.10%
         18% or more                            0.15%

         CAM's performance fee adjustment will be paid directly from the Portfolio to CAM.

The Balanced Portfolio: NCM's Performance Fee Adjustment:

         Performance versus                    Performance Fee
         Lipper Balanced Funds' Index          Adjustment

         6% to less than 12%                   0.05%
         12% to less than 18%                  0.10%
         18% or more                           0.15%

Payment of an upward performance fee adjustment to the Subadvisor is paid out of the fee CAM receives from the Balanced Portfolio. The initial performance period is the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance will be factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (2) payment of the performance adjustment not causing the Portfolio's performance to fall below the Lipper Balanced Funds Index.

CAM pays an annual fee of 0.25% of the average daily net assets of the Bond Portfolio to US Trust as a subadvisory fee.

PORTFOLIO MANAGEMENT


         See "Investment Advisor and Subadvisors" above.


FUND EXPENSE COMPARISON

Annual Fund operating expenses of the Bond Portfolio and the Balanced Portfolio are shown below. Expenses are unaudited and are based on year-to-date actual expenses through November 30, 1995, expressed as a percentage of average net assets.

                  Bond              Balanced         Pro Forma Combined
                  Portfolio         Portfolio        After Merger

Management
fees              0.65%             0.70%            0.70%
Other
expenses          0.07%             0.11%            0.11%

Total Fund
operating
expenses          0.72%             0.81%            0.81%

Management fees include sub-advisor fees. Although the fees in the Balanced Portfolio are higher than those in the Bond Portfolio, the Fund's Board of Directors believes that the proposed merger is in the best interests of the shareholders of both the Bond Portfolio and the Balanced Portfolio, particularly in terms of the comparative performance records of each of the Portfolios; relative compatibility of their investment objectives and policies; the relative size of the portfolios in terms of assets; and the investment experience, expertise and resources of the Advisor and Subadvisors.


DISTRIBUTION OF SHARES


         With regard to the Portfolios, the Company's shares are sold to Providian for allocation to the Separate Account to fund the benefits under certain variable annuity and variable life insurance policies (the "Variable Accounts"). Shares of the Portfolios may also be sold to other insurance companies for the same purpose. In this Prospectus/Proxy Statement, Providian and any other applicable companies may be referred to as the "Insurance Companies," and the variable annuity and variable life insurance policies may be referred to as the "Policies."


         Shares of the Portfolios may only be sold to the Insurance Companies for their Separate Accounts, and not to individual investors. As such, the "shareholders" referred to in this prospectus are the Insurance Companies. Nevertheless, as a policyholder you have an opportunity to choose among the various Portfolios in order to fund the benefits under any Policies you purchase, subject to any limitations described in the Insurance Companies' prospectuses.

         Shares are purchased by the Variable Accounts at the net asset value of a Portfolio next determined after the Insurance Company receives the premium payment. The Company continuously offers its shares in the Portfolios at a price equal to the net asset value per share. Initial and subsequent payments allocated to a Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.

         It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Company foresees any such disadvantages to either variable annuity or variable life insurance policyholders of any Insurance Company. The Company's Directors intend to monitor events in order to identify any material conflict between such policyholders and to determine what action, if any, should be taken in response to the problem.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning the purchase of shares is described above.

         The Insurance Companies redeem shares of the Portfolios to make benefit and surrender payments under the terms of their Policies. Redemptions are processed on any day on which the Company is open for business (each day the New York Stock Exchange is open), and are made at a Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

         Payment for redeemed shares will be made promptly, and in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the 1940 Act. The amount received on redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending on the fluctuations in the market value of the assets owned by the Portfolio. The Company redeems all full and fractional shares of the Portfolios for cash.

         The net asset value of the shares of each Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business, or for any other day when there is a sufficient degree of trading in the investments of a Portfolio to affect materially net asset value per share (except on days when no orders to purchase or redeem shares of the Portfolio have been received). The net asset value is determined by adding the values of all securities and other assets of a Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.

         Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at their market value if market quotations are readily available. Otherwise, securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors of the Company. All money market instruments with a remaining maturity of 60 days or less held by a Portfolio, are valued on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

         It is the Company's intention to distribute substantially all of the net investment income, if any, of the Portfolios. Net investment income consists of all payments of dividends or interest received by a Portfolio less estimated expenses, including the investment advisory fee. All net realized capital gains, if any, are declared and distributed periodically, at least annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

FINANCIAL HIGHLIGHTS

         The following tables provide information about the Balanced Portfolio's financial history. They express the information in terms of a single share outstanding throughout each period. The table has been audited by those independent accountants whose reports are included in the Fund's
Annual Report to Shareholders, for each of the respective periods presented, except for the six month period ended June 30, 1995 which is unaudited. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.


                                               Six Months Ended
                                                 June 30, 1995
                                                  (unaudited)


Net asset value, beginning of period         $       1.440

Income from investment operations
     Net investment income                            .025
     Net realized and unrealized gain
         (loss) on investments                        .226
         Total from investment operations
                                                      .251
Distributions to shareholders
     Dividends from net investment income
                                                         --
Total increase (decrease) in net asset value          .251

Net asset value, end of period               $       1.691

Total return<F1>                                    17.43%

Ratio of expenses to average net assets               .93%(a)

Ratio of net income to average net assets            3.25%(a)

Increase reflected in net income ratio due
     to expense reimbursement                            --

Portfolio turnover                                        83%

Net assets, end of period                    $87,719,128

Number of shares outstanding at end of
     period (in thousands)                           51,873


<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) Annualized



                                                        Year Ended December 31,

                                                      1994                1993
                                              ---------------------------------
                                              ---------------------------------

Net asset value, beginning of period         $       1.537          $     1.465

Income from investment operations
     Net investment income                             .046                .045
     Net realized and unrealized gain
         (loss) on investments                        (.097)               .072
         Total from investment operations
                                                      (.051)               .117
Distributions to shareholders
     Dividends from net investment income
                                                      (.046)             (.045)
Total increase (decrease) in net asset value          (.097)               .072

Net asset value, end of period               $$       1.440         $     1.537

Total return<F1>                                     (3.30)%              8.00%

Ratio of expenses to average net assets                .80%                .81%

Ratio of net income to average net assets             3.39%               3.69%

Increase reflected in net income ratio due
     to expense reimbursement                             --                 --

Portfolio turnover                                         43%              14%

Net assets, end of period                    $$66,592,680           $53,999,759

Number of shares outstanding at end of
     period (in thousands)                            46,244             35,142

<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) Annualized





                                                       Year Ended December 31,
                                                   1992              1991
                                             ----------------------------------
                                             ----------------------------------

Net asset value, beginning of period         $       1.403     $       1.249

Income from investment operations
     Net investment income                            .044              .050
     Net realized and unrealized gain on
         investments                                  .062              .154
         Total from investment operations
                                                      .106              .204
Distributions to shareholders
     Dividends from net investment income
                                                     (.044)            (.050)
Total increase in net asset value                     .062              .154

Net asset value, end of period               $       1.465     $       1.403

Total return<F2>                                     7.61%            16.40%

Ratio of expenses to average net assets               .85%              .85%

Ratio of net income to average net assets            4.05%             4.49%

Increase reflected in net income ratio due
     to expense reimbursement                            --                --

Portfolio turnover                                        15%               12%

Net assets, end of period                    $28,471,358       $14,945,973

Number of shares outstanding at end of
     period (in thousands)                           19,433            10,656

<F2>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.





                                            Year Ended December 31,
                                                   1990
                                            ------------------
                                            ------------------

Net asset value, beginning of period         $       1.247

Income from investment operations
     Net investment income                            .050
     Net realized and unrealized gain on
         investments                                  .002
         Total from investment operations
                                                      .052
Distributions to shareholders
     Dividends from net investment income
                                                     (.050)
Total increase in net asset value                     .002

Net asset value, end of period               $       1.249

Total return<F2>                                     4.18%

Ratio of expenses to average net assets               .77%

Ratio of net income to average net assets            5.69%

Increase reflected in net income ratio due
     to expense reimbursement                            --

Portfolio turnover                                        11%

Net assets, end of period                    $6,759,546

Number of shares outstanding at end of
     period (in thousands)                            5,410


<F2>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.





                                                        Year Ended December 31,
                                                   1989              1988
                                             ---------------------------------
                                             ---------------------------------

Net asset value, beginning of period         $       1.068     $       1.004

Income from investment operations
     Net investment income                            .042              .054
     Net realized and unrealized gain
         (loss) on investments                        .179              .064
         Total from investment operations
                                                      .221              .118
Distributions to shareholders
     Dividends from net investment income
                                                     (.042)            (.054)
Total increase (decrease) in net asset value
                                                      .179              .064

Net asset value, end of period               $       1.247     $       1.068

Total return<F3>                                    20.69%            11.75%

Ratio of expenses to average net assets
                                                      .50%              .50%
Ratio of net income to average net assets
                                                     4.85%             4.95%
Increase reflected in net income ratio due
     to expense reimbursement                         .46%              .30%

Portfolio turnover                                        28%               40%

Net assets, end of period                    $2,572,761        $1,293,692

Number of shares outstanding at end of
     period (in thousands)                            2,064             1,211

<F3>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) = Annualized

                                                                 From inception
                                                                (Sept. 2, 1986)
                                                                   to Dec. 31,
                                         Year Ended December 31,
                                                  1987                1986
                                            -----------------------------------
                                            -----------------------------------

Net asset value, beginning of period          $       0.958    $       1.000

Income from investment operations
     Net investment income                             .019             .010
     Net realized and unrealized gain
         (loss) on investments                         .046            (.042)
         Total from investment operations
                                                       .065            (.032)
Distributions to shareholders
     Dividends from net investment income
                                                      (.019)           (.010)
Total increase (decrease) in net asset value
                                                       .046            (.042)

Net asset value, end of period                $       1.004    $       0.958

Total return<F3>                                      6.78%            3.31%

Ratio of expenses to average net assets
                                                       .50%             .10%(a)
Ratio of net income to average net assets
                                                      3.72%            1.59%(a)
Increase reflected in net income ratio due
     to expense reimbursement                          .82%            1.41%(a)

Portfolio turnover                                         17%             --

Net assets, end of period                     $1,022,484             $143,745

Number of shares outstanding at end of
     period (in thousands)                             1,018              150


<F3>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies. Total return has not been audited prior to 1989.
(a) = Annualized

PRINCIPAL RISKS

     The Bond Portfolio and the Balanced Portfolio have different and distinct investment objectives that they pursue through their separate investment policies, as stated above. There can be no assurance that the objectives of either the Bond Portfolio or the Balanced Portfolio will be achieved. The differences in objectives and policies between the Bond Portfolio and the Balanced Portfolio can be expected to affect the return of each. As described below under "Comparison of Investment Objectives and Policies", the Balanced Portfolio maintains an actively managed nondiversified portfolio of stocks, bonds and money market instruments and as such may be viewed as more aggressive and concomitantly more volatile than the Bond Portfolio for the following principal reasons.

     First, the Balanced Portfolio is "non-diversified" which means that, as opposed to the "diversified" Bond Portfolio, a higher percentage of its assets may be invested in a more limited number of issuers, with the result that its shares are more susceptible to any single economic, political or regulatory event than the shares of the Bond Portfolio.

     Second, while there is no predetermined percentage of assets allocated to stocks, bonds or money market instruments held by the Balanced Portfolio, as an operating policy, the Balanced Portfolio will have at least 25% of its assets in fixed income securities. This means that the Balanced Portfolio could have up to 75% of its assets invested in common stocks which, historically, have been more volatile than the types of fixed income securities in which the Bond Portfolio invests.


     Third, the Balanced Portfolio may purchase non-investment grade fixed income securities (i.e., those rated lower than BBB, also known as "junk bonds") without limitation, although no more than 20% of its assets may be invested in fixed income securities rated lower than B. The Bond Portfolio may invest 20% of its assets in non-investment grade fixed income securities. However, neither the Balanced nor the Bond Portfolio currently holds nor intends to invest more than 5% of its respective assets in non-investment grade securities. See "Non-Investment Grade Debt Securities and the Portfolios' Statement of Additional Information concerning bond ratings.


                  INFORMATION ABOUT THE PROPOSED MERGER

DESCRIPTION OF THE PROPOSED MERGER


         The Plan provides that after the Effective Time on the Closing Date the Bond Portfolio will transfer all of its assets and liabilities to the Balanced Portfolio if all of the conditions of the Plan are fulfilled and are not waived and the Closing Date is not extended. In exchange for the Bond Portfolio assets and liabilities, the Balanced Portfolio will issue to the Bond Portfolio shareholders a number of Balanced Portfolio shares having a value equal to the aggregate net assets of the Bond Portfolio acquired. The Closing Date is currently scheduled for February 26, 1996 and may be changed as determined by officers of the Company. As part of the Plan, the Company's shareholders are being asked to approve a proposed amendment to the Company's Articles of Incorporation to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as the CRI Bond Portfolio into the class of common stock currently designated as the CRI Balanced Portfolio. Copies of the Plan and the proposed amendment to the Company's Articles of Incorporation are attached as Exhibits A and B, respectively, to this Prospectus/Proxy Statement.


         The number of shares of the Balanced Portfolio to be issued in the Proposed Merger will be determined on the basis of the relative net asset values of the Bond Portfolio and the Balanced Portfolio calculated as of the Valuation Date. The net asset value of each Portfolio will be determined by dividing the value of that Portfolio's portfolio securities, cash and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

         Balanced Portfolio shares will be distributed to Bond Portfolio shareholders in exchange for their Bond Portfolio shares, on a pro rata basis. The number of such full and fractional Balanced shares issued to each Bond Portfolio shareholder will be determined by multiplying the number of Bond Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Bond Portfolio and the denominator of which is the net asset value per share of the Balanced Portfolio. Thus, the Bond Portfolio shares of each Bond Portfolio shareholder will be exchanged for the number of full and fractional shares of the Balanced Portfolio which, when multiplied by the net asset value per share of the Balanced Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Bond Portfolio at the Effective Time on the Closing Date. The aggregate value of the Balanced Portfolio shares attributable to shareholders previously holding Bond Portfolio shares will be the same immediately after the Proposed Merger as the aggregate value of the Bond Portfolio shares attributable to such shareholders immediately before the Proposed Merger.

         The Proposed Merger as provided in the Plan is subject to approval of the shareholders of the Bond Portfolio. Approval requires the affirmative vote of the holders of at least a majority (as defined in the 1940 Act) of the Bond Portfolio shares entitled to vote. The Plan is also conditioned on: (i) acceptance of the amendment to the Company's Articles of Incorporation by the Maryland Department of Assessments and Taxation and the amendment's having become effective; (ii) receipt of any necessary regulatory approvals from the SEC; (iii) receipt of an opinion of outside counsel that the Proposed Merger qualifies as a tax-free reorganization under the Code; and (iv) receipt of any necessary regulatory approvals by relevant state insurance authorities.

REASONS FOR THE PROPOSED MERGER

         The Directors of the Company have considered and approved the Proposed Merger, as recommended by CAM, including entry by the Company on behalf of each Portfolio into the Plan, as in the best interests of the shareholders.

         In making their recommendation to the Directors, the representatives of CAM reviewed with the Directors various factors about the Company and its Portfolios and the Proposed Merger. In terms of total net assets the Bond Portfolio at October 31, 1995 had net assets of approximately $3.4 million. The Balanced Portfolio's net assets at such date were approximately $102 million. The Bond Portfolio has not, since its inception in 1992 achieved asset levels on a continuing basis that would permit it to operate economically and generate a competitive return.


         The Directors of the Company met on August 2, 1995 and considered the recommendation of CAM, and, in addition, considered among other things in general, (i) the terms and conditions of the Proposed Merger; (ii) whether the Proposed Merger would result in the economic dilution of shareholder interests; (iii) the comparative performance records of each of the Portfolios; relative compatibility of their investment objectives and policies; the investment experience, expertise and resources of CAM and the Subadvisor; and the personnel and financial resources of CAM and the Subadvisor; (iv) the fact that the Balanced Portfolio will assume certain identified liabilities of the Bond
Portfolio; (v) the expected federal income tax consequences of the Proposed Merger; and (vi) the fact that the Balanced Portfolio was the most similar to the bond Portfolio in terms of investment objective of the Company's seven portfolios.


  The Directors also considered the benefits to be derived by shareholders of the Bond Portfolio from the transfer of its assets to the Balanced Portfolio. In this regard, the Directors considered the economies of scale that could be realized by the participation by shareholders of the Bond Portfolio in the combined portfolio. They also considered that for small funds such as the Bond Portfolio, it is difficult for the portfolio manager to fine profitable investments of small denomination that will comply with regulatory requirements for diversification.

         During their consideration of the Proposed Merger, the Directors met with members of the legal staff at CAM, as well as counsel to the Independent Directors, regarding the legal issues involved. The Directors also concluded at a meeting on August 2, 1995 that the Proposed Merger would be in the best interests of shareholders of the Balanced Portfolio and that the interests of the shareholders of the Balanced Portfolio will not be diluted as a result of the transactions contemplated by the Proposed Merger.

         THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF THE BOND PORTFOLIO APPROVE THE PROPOSED MERGER.

PRO-FORMA CAPITALIZATION

         The following tables show the capitalization of the Balanced Portfolio and the Bond Portfolio as of October 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets and liabilities of the Bond Portfolio at the then net asset value:




                   CAPITALIZATION OF THE BOND PORTFOLIO
                        AND THE BALANCED PORTFOLIO

                    BOND                 BALANCED       PRO FORMA FOR BALANCED
                    PORTFOLIO            PORTFOLIO      PORTFOLIO


Net Assets..........$3,396,914           $102,812,724   $106,209,638
Shares Outstanding..$  205,571           $ 56,987,022   $ 58,869,524
Net Asset Value per
Share.................  $16.52           $1.804         $1.804

         The table above should be read in conjunction with the Portfolios' Annual Report for the fiscal year ended December 31, 1994 which is hereby incorporated herein by reference, and the unaudited balance sheet and income statement for June 30, 1995.



         On the Record Date, there were 209,179.316 and 58,386,542.411 shares of the Bond Portfolio and the Balanced Portfolio, respectively, outstanding.


             COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


         The following discussion is based upon by the descriptions of the respective investment objectives, policies and restrictions set forth in the Company's CRI Prospectus and Statement of Additional Information for the CRI portfolios. The Company also offers additional portfolios which are not involved in the Proposed Merger, and their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby.


         The Bond Portfolio invests primarily in corporate bonds and other straight debt securities while the Balanced Portfolio maintains an actively managed portfolio of stocks, bonds and money market instruments. Each Portfolio may invest in non-investment grade debt securities.

         The Bond Portfolio may, in pursuit of its investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities of issuers that meet its social criteria, and employ a variety of other investment techniques, including the purchase and sale of market index futures contracts, financial futures contracts and options on such futures. The Bond Portfolio may engage in futures contracts and related options only to protect against market declines. The Bond Portfolio does not engage in such transactions for speculation or leverage. It is an operating policy of the Company that the Bond Portfolio may not invest in options and futures contracts if as a result more than 5% of its assets would be so invested.

         Each Portfolio may engage in repurchase agreements and reverse repurchase agreements. No more than 10% of either Portfolio's assets may be invested in repurchase agreements not terminable within seven days.

         The Portfolios may borrow no more than 10% of the value of their assets from banks (and pledge their assets to secure such borrowings) for temporary or emergency purposes, but not for leverage. Each Portfolio may also make loans of the securities it holds.

         Each Portfolio may lend its securities to New York Stock
Exchange member firms and to commercial banks with assets of $1 billion or more. The Portfolios may only make loans if the value of the securities loaned does not exceed 10% of the Portfolio's assets.

         The Bond Portfolio may invest up to 25% of its assets in the securities of foreign issuers and the Balanced Portfolio may invest up to 10% of its assets in such securities.

         The Bond Portfolio may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Bond Portfolio may write call and put options on an exchange or over-the-counter. The Bond Portfolio may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

         Each Portfolio may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised.

         The Bond Portfolio may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Bond Portfolios may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency.

         Each Portfolio may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

         The Bond Portfolio may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies.

         The Bond Portfolio may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options in financial futures contracts. The Bond Portfolio may engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Bond Portfolio will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to the Bond Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets.

         The value of each Portfolio's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

         The Bond Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

         When CAM or a Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency.

         Each Portfolio may invest up to less than 1% of its assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Portfolios' social criteria.

         Neither Portfolio may purchase illiquid securities if more than 10%, of the value of its net assets would be invested in such securities.

         The Bond Portfolio is diversified while the Balanced Portfolio is not diversified. There are risks associated with the Balanced Portfolio being non-diversified. Specifically, since a relatively high percentage of the assets of the Balanced Portfolio may be invested in the obligations of a limited number of issuers, the value of the shares of the Balanced Portfolio may be more susceptible to any single economic, political or regulatory event than the shares of a diversified Portfolio.

         All fixed income instruments are subject to interest-rate risk: that is, if market interest rates rise, the current principal value of a bond will decline. In general, the longer the maturity of the bond, the greater the decline in value will be.

         Noninvestment-grade securities tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes and individual corporate developments. This may affect the issuer's ability to make principal and interest payments on the debt obligation. There is also a greater risk of price declines due to changes in the issue's creditworthiness. Because the market for lower-rated securities may be less active ("thinner") than for higher-rated securities, it may be difficult for a Portfolio to sell the securities. Because of a lack of objective data, a thinly-traded market may make it difficult to value the securities, so that the Board of Directors may have to exercise its judgment in assigning a value. See the Appendix in the Statement of Additional Information for more information on bond ratings.


         The Balanced Portfolio and the Bond Portfolio are subject to the same investment screens. Each investment is selected with a concern for its social impact. Both Portfolios invest in accordance with their philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. The Portfolios have developed the criteria for the selection of organizations in which they invest. The Portfolios recognize, however, that these criteria represent standards of behavior which few, if any, organizations totally satisfy and that, as a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Portfolios' Investment Advisor and Subadvisor.


         The characteristics of each investment policy and the associated risks are described in the Company's CRI Prospectus and Statement of Additional Information. Both Portfolios have other investment policies and restrictions which are also set forth in the Company's CRI Prospectus and Statement of Additional Information, which are hereby incorporated herein by reference and available upon request.


                            PERFORMANCE INFORMATION

      NCM Capital Management and CAM assumed portfolio management responsibility of the equity and fixed-income portions of the Balanced Portfolio, respectively, on February 9, 1995. For the 12 months ended December 31, 1994, when the Portfolio was managed by its former sub-advisor, U.S. Trust Company, the Portfolio returned -3.30%. This was a bit behind that of Lipper Balanced Funds Average, which returned -2.50% for the year.
This was attributed to a wrong call by U.S. Trust Company on long term interest rates.

     For the six months ended June 30, 1995, the Balanced Portfolio return 17.35%. This return compares favorably to the 13.72% return of the Lipper Balanced Funds Average. This performance was due to substantial equity investments in the better performing market sectors, including technology, financials, consumer staples and capital goods. In addition, the Portfolio's holdings of major foreign growth stocks, such as Ericsson and Philips, also contributed positive returns. The fixed-income portion also made a strong contribution as the Portfolio's duration was taking out to a position longer than that of the benchmarks. Positions were also added in corporate bonds, which enhanced diversification and boosted yields.


     The line graph below is comparing a hypothetical $10,000 investment of the Balanced Portfolio:

          CALVERT RESPONSIBLY INVESTED
          CAPITAL ACCUMULATION PORTFOLIO
       Comparison of change in value of a
         hypothetical $10,000 investment.

          $28,000
          ====================================

          $15,000
          ====================================  (not able to show graph)

          $10,000
          ====================================

                  9/86 87  88  89  90  91  92  93  94  95

                   ......Calvert Responsibly Invested Balanced Portfolio
                   ------90 Day T-Bill
                   ====== L. Aggregate Bond
                   ++++++S&P 500
         ___________________________________________________________________

                  Average Annual Total Returns

                                   Period Ending

                                  12/31/94  6/30/95
          One Year                  -3.30%   19.21%
          Five year                  6.39%    9.39
          Life of Portfolio (9/86)   8.00%    9.51%

Performance information is for the Balanced Portfolio only and does not reflect chganges and expenses of the variable annuity.
Past performance does not indicate future results. The current Sub-advisers have managed the Portfolio since February 1995.





             COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         The Company was incorporated in Maryland on September 27, 1982, and is an open-end management investment company registered under the 1940 Act. The Company has seven CRI portfolios, including the Portfolios, each designed to provide opportunities for investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.

CAPITALIZATION

         The total number of shares of stock of all classes which the Company is currently authorized to issue is 100 million shares. The par value of each share is $1.00. The Balanced Portfolio currently has 75,000,000 authorized shares and the Bond Portfolio currently has 1,000,000 authorized shares. Fractional shares may be issued. Each Portfolio's shares have equal voting rights and represent equal proportionate interests in the assets belonging to the Portfolio. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Directors of the Company. Shareholders of each Portfolio vote separately, as to matters, that affect only their particular Portfolio such as approval or amendments of investment advisory agreements or proposed reclassifications, that affect only their particular portfolio.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         The Company is not required to hold annual meetings of shareholders. The Company does not permit cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION

         In the event of the liquidation of a portfolio the shareholders are entitled to receive, when, and as declared by the Directors, the excess of the assets belonging to such portfolio over the liabilities belonging to the portfolio. The assets so distributable to shareholders of a Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them and recorded on the books of the Company.

RIGHTS OF INSPECTION


         Shareholders of the respective Portfolios have the same right to inspect in Maryland the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Company as are permitted shareholders of a corporation under the Maryland corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Portfolios.


         The foregoing is only a summary of certain characteristics of the operations of the Company's Articles of Incorporation, its By-Laws and Maryland law and is not a complete description of those documents or the law. Shareholders should refer to the provisions of such respective Articles of Incorporation, By-Laws, and Maryland law directly for more complete information.

                          ADDITIONAL INFORMATION

         Information concerning the operation and management of the Company and the Portfolios is incorporated herein by reference from the Prospectus dated May 1, 1995, a copy of which is enclosed, and the Statement of Additional Information dated as of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-368-2748.

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, and in accordance therewith files reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

FINANCIAL STATEMENTS AND EXPERTS

         The Statement of Additional Information relating to this Prospectus/Proxy Statement includes the following financial statements:
(i) financial statements for the fiscal year ended December 31, 1994, included in the Company's Annual Report for that period; and (ii) unaudited financial statements for the six-months ended June 30, 1995. The financial statements included in the Company's Annual Report are incorporated by reference into the Statement of Additional Information. The financial statements for the year ended December 31, 1994 included in the Company's Annual Report have been audited by Coopers & Lybrand LLP, independent accountants, and have been included in the Statement of Additional Information in reliance upon the report of Coopers & Lybrand LLP given upon the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of the Company will be passed upon by William M. Tartikoff, Esq., General Counsel of The Calvert Group, Ltd. Sullivan & Worcester, Washington, D.C., has advised the Company on certain federal income tax matters.

OTHER BUSINESS

         The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE
INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF THE PROPOSED MERGER, ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSED MERGER.


December 30, 1995

                                                                    EXHIBIT A
                                                                    Ex-99.17
                        ACACIA CAPITAL CORPORATION
                             (the "Company")

                         PLAN OF RECLASSIFICATION
                               (the "Plan")

                               I. RECITALS


         The Company is a Maryland corporation whose shares of common stock are currently classified into seven classes or series
("Portfolios"), including the Calvert Responsibly Invested ("CRI") Bond Portfolio (the "Bond Portfolio") and the CRI Balanced Portfolio (the "Balanced Portfolio").

         The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company, and its shares of common stock are registered under the Securities Act of 1933, as amended (the "1933 Act").


         The Company offers shares of certain Portfolios to Providian Life and Health Insurance Company ("Providian") and its Separate Accounts and other insurance companies and their separate accounts.

        Providian issues, or intends to issue, variable annuity contracts ("contracts") through its Separate Account or Accounts. The Company understands that Providian votes the shares of the Bond Portfolio held by its Separate Account that are attributable to contracts in accordance with instructions received from holders of interests in the contracts (hereinafter, "shareholders"). The Company further understands that Providian votes shares of the Bond
Portfolio as to which no instructions have been received in the same proportion as the shares of the relevant Separate Account as to which instructions have been received.

         The Directors of the Company have determined that it is advisable to amend the Articles of Incorporation of the Company to reclassify the issued and unissued shares of common stock currently designated as the Bond Portfolio into the class of common stock currently designated as the Balanced Portfolio (the "Reclassification") and have directed that the proposed amendment be submitted for consideration at a special meeting of shareholders.


         The Directors of the Company have determined - independently for the Bond Portfolio and for the Balanced Portfolio - that the Reclassification, including the consideration, is reasonable and fair, does not involve overreaching on the part of any person concerned, and will not dilute the interests of shareholders. Furthermore, the Directors have determined that the Reclassification would be in the best interests of shareholders and is consistent with the general purposes of the 1940 Act, the protection of investors, and the purposes fairly intended by the policies and provisions of the 1940 Act.

         It is intended that the Reclassification shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

                    II. MECHANICS OF RECLASSIFICATION

A. Approval of Shareholders.


         1. Meeting Date. In accordance with Section 2-604 of the Maryland General Corporation Law (the "Maryland Law") and the Company's Articles of Incorporation, the Reclassification shall be submitted to the shareholders of the Bond Portfolio for their approval at a special meeting (the "Meeting") to be held on or about February 16, 1996, 1996 at 10:00 a.m., Eastern Time, at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

         2. Record Date. The close of business on December 18, 1995, shall be the record date (the "Record Date") for the Meeting and only shareholders of record of the Bond Portfolio on such date shall be entitled to notice of and be permitted to give voting instructions at the Meeting.


         3. Required Vote. The Reclassification shall not become effective without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Bond Portfolio shares outstanding and entitled to vote thereon.

         4. Form N-14 Registration Statement/Proxy Materials. The appropriate officers of the Company shall take all actions necessary or appropriate to solicit the approval of the shareholders of the Bond Portfolio, including the preparation and execution of a registration statement on Form N-14 of the Securities and Exchange Commission (the "SEC"), and any amendments thereto, containing a notice of meeting, proxy statement, and voting instruction forms (collectively, the "proxy materials"), and the filing of such proxy materials with the SEC.


         5. Mailing of Proxy Materials. The appropriate officers of the Company shall cause the proxy materials to be mailed on or about
December 30, 1995, as appropriate, to each shareholder of the Bond Portfolio of record on the Record Date.


B. Amendment of Articles of Incorporation.

         In accordance with Maryland Law, the Company shall effect the Reclassification by amending its Articles of Incorporation.

         1. Form of Amendment. The amendment to the Company's Articles of Incorporation (the "Amendment") shall be substantially in the form attached hereto and made a part hereof, with such modifications as the officers executing the same deem necessary or appropriate, consistent with the purposes of this Plan.


         2. Date of Filing. The appropriate officers of the Company shall execute, acknowledge, verify and file the Amendment with the Maryland State Department of Assessments and Taxation (the "Maryland State Department") on or about February 19, 1996, following shareholder approval, for effectiveness at 12:01 a.m. on February 26, 1996.


C. Transfer of Assets.

         In connection with the Reclassification of shares, the Bond Portfolio shall transfer all of its assets and liabilities to the Balanced Portfolio, in exchange for which the Balanced Portfolio shall issue to the Bond Portfolio a number of the Balanced Portfolio shares having a value equal to the aggregate net assets of the Bond Portfolio acquired.


         1. Time of Transfer. The above-described transfer shall occur on February 26, 1996 (the "Closing Date"), or such other time and date as determined by the appropriate officers of the Company.


         2. Issuance of Balanced Portfolio Shares to the Bond Portfolio. The number of shares of the Balanced Portfolio to be issued to the Bond Portfolio shall be determined on the basis of the relative net asset values of the Balanced Portfolio and the Bond Portfolio calculated as of the close of business on the business day immediately preceding the Closing Date. The net asset value of each Portfolio shall be determined by dividing the value of that Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

         3. Distribution of Balanced Portfolio Shares to Bond Portfolio Shareholders. Upon effectiveness of the Amendment, the Bond Portfolio shall distribute the Balanced Portfolio shares it receives to the Bond Portfolio shareholders in exchange for their Bond Portfolio shares, on a pro rata basis. The number of such full and fractional Balanced Portfolio shares issued to each Bond Portfolio shareholder shall be determined by multiplying the number of Bond Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Balanced Portfolio and the denominator of which is the net asset value per share of the Bond Portfolio. Thus, the Bond Portfolio shares of each Bond Portfolio shareholder shall be exchanged for the number of full and fractional shares of the Balanced Portfolio which, when multiplied by the net asset value per share of the Balanced Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Bond Portfolio on the Closing Date.

D. Costs of Effecting the Reclassification.

         The Bond Portfolio and the Balanced Portfolio shall each pay its portion of the expenses attributable to the Reclassification.

E. Miscellaneous.

         1. Termination of Agreements. The appropriate officers of the Company shall cause all agreements with the Bond Portfolio or the Company to be terminated as they relate to the Bond Portfolio.

         2. General Authority. The appropriate officers of the Company shall, in the name and on behalf of the Company or either of the Portfolios, do and perform such further acts and things, modify any dates or deadlines, and execute and deliver or file such other instruments, certificates, and documents as they shall determine to be necessary, appropriate, or desirable to carry out the foregoing, any such determination to be conclusively evidenced by the doing or performing of any such act or thing or the execution and delivery or filing of any such instrument, certificate, or document.

                        III. CONDITIONS PRECEDENT

         The Reclassification shall not become effective unless each of the following has occurred:

         A. The Amendment shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of Bond Portfolio shares outstanding and entitled to vote thereon;

         B. The Amendment shall have been accepted for filing by the Maryland Department of Assessments and Taxation and become effective;

         C. The Company shall have received any necessary regulatory approvals of the proposed Reclassification by the SEC;

         D. The Company shall have received an opinion of counsel reasonably satisfactory to it that the Reclassification shall qualify as a tax-free reorganization under Section 368 of the Code; and

         E. The Insurance Companies shall have received any necessary regulatory approvals of the proposed Reclassification by relevant state insurance authorities.

         At the Closing Date, the Balanced Portfolio shall succeed, without any transfer other than that contemplated in Section II.C above, to all the assets belonging to the Bond Portfolio (or allocated to the Bond Portfolio by the Board of Directors of the Company pursuant to Article Ninth of the Company's Articles of Incorporation) and shall be subject to all the liabilities of the Bond Portfolio in the same manner as if the liabilities had been incurred by, or allocated to, the Balanced Portfolio in the first instance.

         Upon effectiveness of the Amendment, all of the Shares of the Bond Portfolio shall be reclassified as Balanced Portfolio shares, and the Bond Portfolio shall cease to be a separate class of stock of the Company.


                                                  Acacia Capital Corporation


                                             By:
                                                  William M. Tartikoff
                                                  Vice President



                           FORM OF AMENDMENT TO
                  THE RESTATED ARTICLES OF INCORPORATION
                      OF ACACIA CAPITAL CORPORATION


         Acacia Capital Corporation, a Maryland corporation, having its principal office in the State of Maryland in Baltimore City, Maryland (hereafter called the "Corporation"), hereby amends, effective
February 26, 1996 its Articles of Incorporation, (the "Articles of Incorporation"), to redesignate and reclassify the issued and unissued shares of the Corporation which were divided and classified as the class of common stock bearing the designation CRI Bond Portfolio into the class of common stock bearing the designation CRI Balanced Portfolio. All of such shares have the powers, preferences, other special rights, qualifications, restrictions and limitations set forth in Article Tenth of the Articles of Incorporation


         ARTICLE NINTH, of the Articles of Incorporation of the Company is amended to read as follows:

         (1) The total number of shares of stock of all classes which the Corporation is authorized to issue is one hundred million
(100,000,000) shares of capital stock. The par value of each share shall be One Dollar ($1.00). The shares shall be allocated as follows for each series:


No. of Shares per Series

CRI Balanced Portfolio
                                                              76,000,000
CRI Money Market Portfolio                                     9,000,000
CRI Global Equity Portfolio                                    4,000,000
CRI Capital Accumulation Portfolio                             4,000,000
CRI Equity Portfolio                                           2,000,000
CRI Strategic Growth Portfolio                                 5,000,000


     Total Shares Authorized                                 100,000,000

         The Board of Directors shall have the authority to classify or reclassify and issue authorized stock in such other classes as it may determine, each comprising such number of shares and having such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof, as may be fixed or determined from time to time by resolution or resolutions providing for the issue of such stock. The Board of Directors may increase or decrease the number of shares of any class provided that it may not decrease the number of shares of any class below the number of shares thereof then outstanding.

         The foregoing amendment was advised by the Board of Directors of the Company and approved by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote on the proposed amendment.

         IN WITNESS WHEREOF, the Company has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the ___ day of ______, 199_ to be effective on the ___ day of _____, 1996.


WITNESS:                                     ACACIA CAPITAL CORPORATION


/s/ William M. Tartikoff            /s/ Clifton S. Sorrell, Jr.
William M. Tartikoff                        Clifton S. Sorrell
Secretary                                             President